UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 24, 2012

Commission File Number:	1-5273-1

Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	13-2565216
(State of other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

650 Fifth Avenue, New York, New York	10019-6108
(Address of principal executive offices)	(Zip Code)

(212) 757-3300

(Registrant’s telephone number, including area code)

NA

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

TABLE OF CONTENTS

ITEMS 2.02 AND 7.01
RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE

ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

EXHIBIT INDEX

PRESS RELEASE

ITEMS 2.02 AND 7.01

RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE

On July 24, 2012, the Company announced its financial results for the second quarter ended June 30, 2012. The Company’s press release announcing these results and containing certain other information is included as Exhibit 99.1.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1
Press release dated July 24, 2012. The press release is furnished pursuant to Items 2.02 and 7.01, except that the unaudited consolidated balance sheets as of June 30, 2012 and unaudited consolidated statements of income, comprehensive income and changes in shareholders’ equity for the six months ended June 30, 2012 on pages 7, 8, 9, and 10 of the press release shall be deemed “filed” for purposes of the Securities Exchange Act of 1934 rather than furnished pursuant to General Instruction B.2 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	July 26, 2012

BY:	/s/ JOHN W. TIETJEN
JOHN W. TIETJEN
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

99.1	Press Release dated July 24, 2012